UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2007

Item 1. Report to Stockholders.

Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

June 30, 2007

Semi-Annual Report

Calvert Municipal Fund, Inc.
     National Municipal
     Intermediate Fund

Calvert

Investments that make a difference

A UNIFI Company

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Statement of Net Assets
10

Statement of Operations
14

Statements of Changes in Net Assets
15

Notes to Financial Statements
16

Financial Highlights
20

Explanation of Financial Tables
22

Proxy Voting and Availability of Quarterly Portfolio Holdings
24

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholder:

The six-month period ended June 30, 2007 was a challenging environment for bond fund investors and portfolio managers as mixed economic signals continued, longer-term interest rates rose, and influences from foreign investors and troubles in the U.S. subprime mortgage industry weighed on the markets. Against this backdrop, investors saw a significant shift in the environment for bond and money market securities.

Most significantly, the shape of the yield curve reverted to a more typical pattern, with higher interest rates and yields for longer-maturity bonds than for short-term securities. With the federal funds lending rate unchanged at 5.25%, yields for short-term instruments remained relatively level over the reporting period. Also, we began to see credit-quality shifts, with the compensation to bond investors for taking on the greater credit risk associated with lower-quality bonds starting to build to more realistic levels. On the economic front, sluggish GDP growth was somewhat offset by strong employment statistics. Although inflation was tame overall, it still remains a concern. We believe that these conflicting economic signals will probably convince the Federal Reserve to keep its benchmark federal funds lending rate at 5.25%, where it has been since June 2006, through the end of the year.

A Challenging Environment of Rising Rates

Interest rates on fixed-income securities of various maturities rose, hurting the values of longer-term bonds in particular. The yield on the 10-year U.S. Treasury note, which is a common benchmark for mortgage rates and other interest rates, increased 0.32% during the six-month period to finish at 5.03%. Because bond prices fall when interest rates rise (and vice-versa), it was a difficult six months for many bond funds. Our relatively short duration position across non-money market funds helped relative performance. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.

While the tax-exempt funds were positioned with a short relative duration versus their benchmarks, credit problems (unrelated to subprime mortgages) weighed down performance in some of our funds. Our management team continues to diligently work through the Portfolio's credit issues to seek to maximize returns to shareholders.

Essential Roles of Fixed Income Funds

Bond and money market funds play key roles in many investors' portfolios. Keeping in mind the risks of fixed income investing, such as credit risk and interest rate risk, these types of funds can offer many benefits. Fixed-income funds that specialize in bonds of various maturities can help diversify a portfolio that contains equity funds. Of course, most bond funds also provide flows of income from the coupon (interest) payments on their holdings. In addition, bond funds may also benefit from the price appreciation in their portfolios.

Money market funds strive to provide both stability and liquidity, so investors may use them as a core cash position for short-term financial goals or overall portfolio stability. Calvert's expertise in managing fixed-income funds in general and money-market funds in particular dates back to 1976, when Calvert was founded and introduced the First Variable Rate Fund for Government Income. We encourage you to work with a financial advisor, who can provide important insights into how to create an effectively diversified portfolio that includes allocations to bond and money-market funds.

Depth of Fixed-Income Experience

We expect to see some continued pressure across fixed-income markets as problems in the subprime mortgage market continue to spread to other sectors, affecting the broad bond market. With more than 30 years of experience managing fixed-income portfolios and close to $9 billion in assets under management in fixed-income funds, including money-market funds, we believe Calvert has the depth of skill needed to navigate these volatile markets.

As always, thank you for your continued confidence in our investment products. We look forward to continuing to strive to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
July 2007

Portfolio Managers
Thomas A. Dailey
James B. O'Boyle

Fund Information primary investments intermediate tax-exempt bonds NASDAQ symbol CINMX CUSIP number 131616-20-3

Calvert National Municipal
Intermediate Fund

Performance

For the six-month reporting period ended June 30, 2007, Calvert National Municipal Intermediate Fund Class A shares (at NAV) returned

-0.18% versus 0.26% for the benchmark Lehman Municipal 7-Year Bond Index. For the same period, our peer group, the Lipper Intermediate Municipal Debt Funds Average, returned 0.05%. Portfolio performance lagged relative to the Index primarily due to an ongoing credit-quality issue with one of the Fund's holdings.

Investment Climate

During the six-month reporting period, the Federal Reserve (Fed) kept the target fed funds rate unchanged at 5.25%. Interest rates on most short-term, money-market securities were generally unchanged or slightly higher during the period.1 Long-term interest rates increased, with the benchmark 10-year U.S. Treasury yield up 0.32% to 5.03%. Although the Fed held its target fed funds rate steady during the period, several foreign central banks raised interest rates--driving global interest rates higher.

The U.S. economy, as measured by gross domestic product (GDP), grew at a very weak 0.7% annualized pace2 in the first quarter of 2007. This was partly due to ongoing turmoil in the housing and subprime mortgage markets. However, economic growth appears to have rebounded during the second quarter,3 boosted by steady job growth and a relatively low unemployment rate of 4.5% as of June. Core inflation (which excludes the volatile food and energy components) ran at about 1.9% --a rate that was just inside the Fed's comfort zone.4

Global financial markets were roiled in February as investors' increasing risk aversion hurt the prices of riskier assets and the yield difference between lower-credit-quality securities and Treasuries widened. The turmoil in the U.S. subprime mortgage industry has continued to dampen investors' appetite for risk. Subprime mortgage companies make loans to borrowers with less-than-perfect credit, typically at higher interest rates. Rising interest rates have caused a spike in subprime mortgage delinquencies and foreclosures, hurting homeowners and holders of bonds backed by the mortgages.

Portfolio Strategy

Interest rates on AAA rated, long-term municipal securities ended the period approximately 0.37 percentage points higher than at the beginning of the period. This shift occurred as the market's consensus outlook changed from expecting the Fed to cut its target interest rate sometime in 2007 to expecting the Fed to hold the federal funds rate steady for the remainder of the year.

Portfolio performance lagged relative to the Index due to an ongoing credit-quality issue (default) with one of the Fund's holdings, which led to a decline in the value of the bonds. The holding is a resort revenue bond, held in several of our funds, that has been unable to generate sufficient revenue to make payments on its debt. We continue to look for options to improve the resort's debt servicing ability and maximize return to shareholders. The Fund's high allocation to AAA rated securities also hurt performance, as BBB rated and high-yield bonds produced the highest returns during the period.

The Fund's allocation to pre-refunded bonds (municipal bonds backed by various U.S. government securities) and securities with an average maturity of one year were positive contributors to performance, as the Fund's holdings in both sectors outperformed. The Fund's short-to-neutral duration relative to the Index also benefited returns as interest rates rose during the period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

Going Forward

Demand for municipal bonds is strong and municipal bond issuance remains high. We are currently maintaining a defensive stance from both an interest-rate and credit standpoint, concentrating new purchases on higher-quality securities until we feel lower-quality issues offer enough yield incentive.

Outlook

We expect U.S. economic growth to remain slower than average in coming quarters but do not anticipate a broad recession. However, we believe the housing slowdown will continue to be a drag on overall economic growth this year. The fallout from the subprime mortgage market has taken its toll through a negative effect on investor psychology as well as less access to borrowing for consumers with less-than-perfect credit.

Consumer price inflation is reasonably in line with past levels and inflation expectations remain low--yet the pace is at the top of the Fed's comfort zone. The persistence of inflation, combined with a slowing economy, will make it hard for the Fed to move short-term interest rates either up or down from their current levels. We believe the Fed will stay on the sidelines for the rest of 2007, with no changes in the fed funds rate.

Finally, we expect both global demand for higher yields and the pace of foreign investment in U.S. bonds to cool. Consequently, we believe credit spreads will further widen, increasing the compensation for investors willing to take on the additional risk of securities with lower credit quality.

Of course, we will continue to seek and take advantage of any solid investment opportunities offered.

July 2007

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2007, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. The three-month Treasury bill yield fell 0.20% to 4.82% as a result of technical factors limited to that bill.

2. GDP data source: Commerce Department. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Second-quarter 2007 GDP data was not released at the time of this writing.

3. Second-quarter 2007 GDP growth consensus was 3.1% per the June Wall Street Journal Survey of Professional Forecasters.

4. Core Personal Consumption Expenditures (PCE) deflator data available through May 2007.

Comparative Investment Performance (Total Return at NAV)
(as of 6.30.07)

	National Municipal Intermediate Fund	Lipper Intermediate Muni. Debt Funds Avg.	Lehman Muni. 7-Year Bond Index **
1 year	2.99%	3.59%	4.21%
5 year*	3.14%	3.20%	3.87%
10 year*	4.19%	4.29%	4.97%

Total return at NAV does not reflect the deduction of the Fund's 2.75% front-end sales charge.

*    Average annual return

**   Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.

Portfolio
Statistics
weighted
average maturity
6.30.07	9 years
12.31.06	8 years

effective duration
6.30.07	4.86 years
12.31.06	4.81 years

monthly
dividend yield
6.30.07	3.64%
12.31.06	3.15%

SEC yield
6.30.07	3.42%
12.31.06	3.16%

Economic Sectors

(% of Total Investments)
Airport	0.8%
Electric	2.8%
Higher Education	5.7%
Hospital	10.9%
Industrial Development Revenue/Pollution Control Revenue	10.5%
Lease/Certificate of Participation	2.1%
Local General Obligation	14.5%
Multifamily Housing	5.2%
Other Transportation	11.2%
Prerefunded/Escrow to Maturity	7.8%
Resource Recovery	4.0%
Special Tax	12.0%
State General Obligation	3.5%
Water & Sewer	9.0%
Total	100%

average annual
total return
as of 6.30.07
1 year	0.13%
5 year	2.56%
10 year	3.90%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 to June 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	1/1/07	6/30/07	1/1/07 - 6/30/07
Actual	$1,000.00	$998.20	$4.76
Hypothetical	$1,000.00	$1,020.03	$4.81
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.96% multiplied by the average account value over the period, multiplied by 181/365.

Statement of Net Assets
June 30, 2007

	Principal
Municipal Obligations - 98.2%	Amount	Value
Alabama - 5.8%
Alabama State MFH Revenue VRDN, 5.375%, 9/1/30 (r)	$1,615,000	$1,615,000
Montgomery Alabama BMC Special Care Facilities Financing Authority
Revenue Bonds, STEP, 0.00%, 11/15/10	2,000,000	2,019,060

Arkansas - 1.4%
Greene County Arkansas Sales and Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	916,584

Colorado - 3.4%
Lakewood City Colorado Plaza Metropolitan District Public No. 1
Tax Allocation and Revenue Bonds, 7.375%, 12/1/13	2,000,000	2,171,220

Florida - 6.4%
Florida State Department of Transportation Alligator Alley Revenue
Bonds, 5.00%, 7/1/27	1,905,000	1,973,294
Miami-Dade County Florida School Board Revenue COPs,
5.00%, 11/1/22	1,000,000	1,036,950
Port St Lucie Florida Community Redevelopment Agency Revenue Bonds,
5.00%, 1/1/20	1,000,000	1,038,320

Georgia - 3.3%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,080,260

Illinois - 4.2%
Chicago Illinois Development Tax Allocation Bonds, 6.25%, 11/15/13	1,500,000	1,609,005
Illinois State GO Bonds, 5.125%, 2/1/27	1,000,000	1,029,790

Indiana - 1.7%
Indiana State Public Schools Multi-School Building Corp. Revenue Bonds,
5.25%, 1/15/16	1,000,000	1,065,400

Kentucky - 1.6%
Kentucky Housing Corp. MFH Revenue Bonds, 5.00%, 6/1/35
(mandatory put, 6/1/23 @ 100) (r)	1,000,000	997,780

Louisiana - 2.5%
Louisiana State Public Facilities Authority Revenue Bonds,
5.25%, 11/1/17	500,000	536,390
New Orleans Louisiana Audubon Commission GO Bonds,
5.00%, 10/1/13	1,000,000	1,046,070

Maryland - 2.6%
Anne Arundel County Maryland GO Bonds, 5.00%, 3/1/18	1,270,000	1,355,001
Cecil County Maryland Health Department COPs, 3.907%, 7/1/14 (r)	270,000	270,016

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 4.9%
Massachusetts State Development Finance Agency Revenue Bonds,
5.25%, 10/1/21	$1,785,000	$1,942,312
Massachusetts State GO Bonds, 5.50%, 12/1/23	1,000,000	1,125,130

Mississippi - 1.7%
Mississippi State Development Bank SO Revenue Bonds,
5.00%, 1/1/18	1,000,000	1,045,800

Missouri - 0.8%
St. Louis Missouri Airport Revenue Bonds, 5.50%, 7/1/10	465,000	483,498

New Jersey - 5.2%
Essex County New Jersey Improvement Authority Revenue Bonds,
5.25%, 12/15/21	1,000,000	1,094,710
New Jersey State Transportation Trust Fund Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	814,017
6.50%, 6/15/11 (Series B, Refunded Balance)	1,255,000	1,368,427

New York - 3.4%
New York State Dormitory Authority Revenue Bonds, 5.00%, 2/15/20	1,000,000	1,051,440
New York State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,094,040

Ohio - 3.2%
Butler County Ohio Transportation Improvement District Revenue Bonds,
5.00%, 12/1/20	1,345,000	1,416,433
Ohio State Housing Finance Agency Revenue Bonds, 4.90%, 6/20/48	640,000	609,651

Oklahoma - 7.6%
Citizen Potawatomi Nation Revenue Bonds, 5.75%, 9/1/11	2,205,000	2,238,229
Oklahoma State Industries Authority Revenue Bonds,
5.50%, 8/15/09	2,500,000	2,584,150

Pennsylvania - 4.4%
Ridley Park Pennsylvania Hospital Authority Revenue Bonds, 6.00%,
12/1/13	900,000	951,183
South Wayne County Pennsylvania Water and Sewer Authority
Revenue Bonds:
5.95%, 10/15/10	670,000	709,564
5.95%, 10/15/11	730,000	783,108
5.95%, 10/15/12	285,000	308,997

Puerto Rico - 1.8%
Puerto Rico Commonwealth Highway and Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,118,500

	Principal
Municipal Obligations - Cont'd	Amount	Value
South Carolina - 3.9%
Charleston County South Carolina Resource Recovery Revenue Bonds,
5.25%, 1/1/10	$2,415,000	$2,483,972

Tennessee - 2.1%
Knox County Tennessee Health Educational & Housing Facilities Board
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,311,250

Texas - 14.2%
Amarillo Texas Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	2,866,909
Bexar County Texas State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,104,240
Garland Texas GO Bonds, 5.25%, 2/15/20	1,000,000	1,061,840
Houston Texas Hotel Occupancy Tax and Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,239,209
Mesquite Texas Independent School District No. 1 GO Bonds,
Zero Coupon, 8/15/19	500,000	284,215
Royse City Texas Independent School District GO Bonds,
Zero Coupon, 8/15/26	1,000,000	381,640

Utah - 2.6%
Weber Utah School District GO Bonds, 4.50%, 6/15/24	1,660,000	1,638,652

Virginia - 4.0%
Chesterfield County Virginia IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17 (r)	750,000	798,315
Louisa Virginia IDA Solid Waste & Sewage Disposal Revenue Bonds,
4.35%, 3/1/31 (mandatory put, 3/1/10 @ 100) (r)	1,725,000	1,727,070

Washington - 4.9%
Clark County Washington School District GO Bonds, 5.00%, 12/1/22	1,500,000	1,574,535
King County Washington Sewer Revenue Bonds, 5.25%, 1/1/20	1,470,000	1,547,190

West Virginia - 0.6%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	402,459

Other - 0.0%
Merrill Lynch Puttable Floating Option Tax-Exempt Receipts VRDN,
3.95%, 10/1/35 (r)	30	30

TOTAL INVESTMENTS (Cost $61,959,466) - 98.2%		61,920,855
Other assets and liabilities, net - 1.8%		1,105,361
Net Assets - 100%		$63,026,216

Net Assets Consist of:
Paid in capital applicable to 6,037,969 shares of common stock outstanding; $0.01 par value, 250,000,000 shares authorized		$63,011,093
Undistributed net investment income		82,743
Accumulated net realized gain (loss) on investments		(31,408)
Net unrealized appreciation (depreciation) on investments		(36,212)

Net Assets		$63,026,216

Net Asset Value Per Share		$10.44

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Sold:
U.S. Treasury Bonds	15	9/07	$1,616,250	$2,399

*     Non-income producing security.

(g)     Security is currently in default for interest. Accrued interest as of June 30, 2007 totaled $68,325 and includes past due accrued since and due on April 1, 2006. Effective October 2006, this security is no longer accruing interest. Subsequent to period end, $51,791 of accrued interest was written off.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation
GO: General Obligation
IDA: Industrial Development Authority
MFH: Multi-Family Housing
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
SO: Special Obligation
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statement of Operations
Six Months Ended June 30, 2007

Net Investment Income
Investment Income:
Interest income	$1,446,061

Expenses:
Investment advisory fee	194,536
Transfer agency fees and expenses	39,048
Accounting fees	5,242
Directors' fees and expenses	1,682
Administrative fees	32,422
Custodian fees	9,090
Registration fees	11,877
Reports to shareholders	5,796
Professional fees	9,913
Miscellaneous	4,997
Total expenses	314,603
Fees paid indirectly	(2,933)
Net expenses	311,670

Net Investment Income	1,134,391

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(18,094)
Futures	29,540
11,446

Change in unrealized appreciation (depreciation) on:
Investments	(1,250,150)
Futures	(13,608)
(1,263,758)

Net Realized and Unrealized
Gain (Loss)	(1,252,312)

Increase (Decrease) in Net Assets
Resulting from Operations	($117,921)

See notes financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income	$1,134,391	$2,413,357
Net realized gain (loss)	11,446	61,587
Change in unrealized appreciation or (depreciation)	(1,263,758)	(392,561)

Increase (Decrease) in Net Assets
Resulting from Operations	(117,921)	2,082,383

Distributions to shareholders from:
Net investment income	(1,178,231)	(2,387,589)

Capital share transactions:
Shares sold	3,703,966	5,515,994
Reinvestment of distributions	898,005	2,027,261
Shares redeemed	(7,106,967)	(14,920,838)
Total capital share transactions	(2,504,996)	(7,377,583)

Total Increase (Decrease) in Net Assets	(3,801,148)	(7,682,789)

Net Assets
Beginning of period	66,827,364	74,510,153
End of period (including undistributed net investment income of $82,743 and $126,583, respectively)	$63,026,216	$66,827,364

Capital Share Activity
Shares sold	348,983	517,605
Reinvestment of distributions	85,091	190,816
Shares redeemed	(672,157)	(1,398,912)
Total capital share activity	(238,083)	(690,491)

See notes financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The National Municipal Intermediate Fund (the "Fund"), the sole series of Calvert Municipal Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Class A shares are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2007, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See footnotes to Statement of Net Assets on page 13.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of the Fund: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $31,304 was payable at period end. In addition, $10,881 was payable at period end for operating expenses paid by the Advisor during June 2007.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement $5,217 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% annually of the Fund's average daily net assets of Class A. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2007, CDI received $3,192 as its portion of commissions charged on sales of the Fund's Class A shares.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $4,806 for the six months ended June 30, 2007. Under the terms of the agreement, $781 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,347,770 and $26,830,327, respectively.

The cost of investments owned at June 30, 2007 for federal income tax purposes was $61,940,519. Net unrealized depreciation aggregated $19,664, of which $1,002,600 related to appreciated securities and $1,022,264 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $7,758 at December 31, 2006 may be utilized to offset future capital gains until expiration in December 2014.

The Fund may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2007, such purchases and sales transactions were $4,450,000 and $4,423,190, respectively. The sales transactions resulted in a net realized gain of $19,170 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2007. For the six months ended June 30, 2007, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$99,414	5.88%	$1,553,607	January 2007

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class A Shares	2007	2006	2005
Net asset value, beginning	$10.65	$10.70	$10.95
Income from investment operations
Net investment income	.19	.38	.37
Net realized and unrealized gain (loss)	(.21)	(.06)	(.16)
Total from investment operations	(.02)	.32	.21
Distributions from
Net investment income	(.19)	(.37)	(.37)
Net realized gains	--	--	(.09)
Total distributions	(.19)	(.37)	(.46)
Total increase (decrease) in net asset value	(.21)	(.05)	(.25)
Net asset value, ending	$10.44	$10.65	$10.70

Total return *	(0.18%)	3.07%	1.87%
Ratios to average net assets: A
Net investment income	3.50% (a)	3.51%	3.40%
Total expenses	.97% (a)	.93%	.95%
Expenses before offsets	.97% (a)	.87%	.94%
Net expenses	.96% (a)	.86%#	.93%
Portfolio turnover	34%	51%	92%
Net assets, ending (in thousands)	$63,026	$66,827	$74,510

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2004	2003	2002
Net asset value, beginning	$11.11	$11.10	$10.58
Income from investment operations
Net investment income	.37	.38	.42
Net realized and unrealized gain (loss)	(.16)	.08	.60
Total from investment operations	.21	.46	1.02
Distributions from
Net investment income	(.37)	(.38)	(.42)
Net realized gains	**	(.07)	(.08)
Total distributions	(.37)	(.45)	(.50)
Total increase (decrease) in net asset value	(.16)	.01	.52
Net asset value, ending	$10.95	$11.11	$11.10

Total return *	1.94%	4.21%	9.90%
Ratios to average net assets: A
Net investment income	3.37%	3.43%	3.86%
Total expenses	.94%	.94%	.92%
Expenses before offsets	.93%	.93%	.91%
Net expenses	.93%	.92%	.90%
Portfolio turnover	40%	52%	71%
Net assets, ending (in thousands)	$80,244	$84,608	$85,364

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

*     Total return does not reflect the deduction of Class A front end sales charge and is not annualized for periods less than one year.

**     Distribution was less than $.01 per share.

#     Net expenses would have been .92% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR for the period ending December 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	August 29, 2007

/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date:	August 29, 2007